UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005
                                                          --------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                13-3286161
        --------                 ---------------                ----------

    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation)


             383 Madison Avenue, New York, New York       10179
            ------------------------------------------------------
            (Address of principal executive offices)    (zip code)


    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------


                                 Not Applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
           ------------

      Filed herewith are copies of:

      (a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the Floating Rate Global Notes due 2008 to be issued by the Company.

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated April 26, 2005, to the Prospectus, dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-121744).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-121744) as exhibits to such Registration Statement:

            5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the Floating Rate Global Notes due 2008 to be issued by the Company.

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

            23(c)   Consent of Cadwalader, Wickersham & Taft LLP (Included in
                    Exhibit 5(a)).


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

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:  /s/ Jeffrey M. Farber
                                          ------------------------------
                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)




Dated: April 29, 2005


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the Floating Rate Global Notes due 2008 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

23(c)           Consent of  Cadwalader,  Wickersham  & Taft LLP  (Included  in
                Exhibit 5(a)).


















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